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                                                                   Exhibit 10(a)


                         [LETTERHEAD OF THE GUARDIAN]



                                                October 21, 1996


Physicians Health Services, Inc.
120 Hawley Lane
Trumbull, CT 06611

Dear Sirs:

        The Guardian Life Insurance Company of America ("Guardian") is the holder of a warrant dated November 28, 1995 (the "Warrant") to purchase one million (1,000,000) shares of Class A Common Stock ("Common Stock") of Physicians Health Services, Inc., a Delaware corporation ("PHS"). Guardian hereby advises you that, as of the date hereof, it is irrevocably relinquishing its rights under the Warrant to purchase three hundred ninety five thousand, three hundred (395,300) shares of Common Stock, the remaining shares of Common Stock available for purchase by Guardian under the Warrant. Prior to the date hereof, Guardian relinquished the right to purchase six hundred four thousand, seven hundred (604,700) shares of Common Stock under the Warrant. As a result, no shares of Common Stock remain available under the Warrant for purchase by Guardian.

                                                Very truly yours,

                                                THE GUARDIAN LIFE
                                                 INSURANCE COMPANY
                                                 OF AMERICA

                                                By: /s/
                                                   ------------------------
                                                   Name:
                                                   Title:


        PHS acknowledges that, as of the date hereof, Guardian has relinquished its right under the Warrant to purchase three hundred ninety five thousand, three hundred (395,300) shares of Common Stock. PHS further acknowledges that Guardian has previously relinquished its right under the Warrant to purchase six hundred four thousand, seven hundred (604,700) shares of Common Stock and that no shares of Common Stock remain available under the Warrant for purchase by Guardian.

                                                PHYSICIANS HEALTH
                                                 SERVICES, INC.

                                                By: /s/
                                                   ------------------------
                                                   Name:
                                                   Title: